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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date earliest event reported): February 14, 2005

                               FEDERAL SCREW WORKS
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               (Exact Name of Registrant as Specified in Charter)

                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)

        O-1837                                           38-0533740
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(Commission File Number)                      (IRS Employer Identification No.)

             20229 Nine Mile Road, St. Clair Shores, Michigan 48080
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                    (Address of Principal Executive Offices)

         Registrant's telephone number including area code: 586-443-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On February 11, 2005, Federal Screw Works issued a press release setting forth its financial results for the second quarter ended December 31, 2004. A copy of the press release is furnished herewith as exhibit 99.1.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

            (1)   99.1 Press Release dated February 11, 2005


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FEDERAL SCREW WORKS

                                        By:  /s/ W. T. ZurSchmiede, Jr.
                                             ---------------------------
                                             W. T. ZurSchmiede, Jr.
                                             Chairman of the Board,
                                             Chief Financial Officer

Date: February 14, 2005

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                                Index to Exhibits

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
Exhibit No.   Description
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
  99.1        Press Release dated February 11, 2005
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